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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 2004

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                            CenterPoint Energy, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                1-31447                                  74-0694415
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        (Commission File Number)               (IRS Employer Identification No.)


     1111 Louisiana, Houston, Texas                          77002
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (713) 207-1111
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              (Registrant's Telephone Number, Including Area Code)

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                    CenterPoint Energy Houston Electric, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 1-3187                                   22-3865106
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        (Commission File Number)               (IRS Employer Identification No.)


     1111 Louisiana, Houston, Texas                         77002
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (713) 207-1111
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              (Registrant's Telephone Number, Including Area Code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.

         Following the September 17, 2004 public meeting of the Public Utility Commission of Texas (the Texas Commission), CenterPoint Energy, Inc. (the Company) believes that the Texas Commission has substantially completed its deliberations on the true-up application filed in March 2004 by CenterPoint Energy Houston Electric, LLC (CEHE), an indirect wholly owned subsidiary of the Company. Based on deliberations during four public meetings held to discuss CEHE's application, the Company estimates that the Texas Commission will reduce the $3.7 billion requested in the true-up application, excluding interest, by approximately $1.9 to $2.0 billion. The Texas Commission has not completed its deliberations regarding interest on the Company's stranded costs. The Texas Commission is not expected to issue its formal written decision until October, and it is possible that the Texas Commission could modify its views prior to issuing its formal written decision. Based on its analysis of the Texas Commission's deliberations, the Company anticipates recording an after-tax charge to earnings in the third quarter of 2004 of approximately $1 billion. The ultimate amount of such charge will depend upon the final action of the Texas Commission.

         CEHE expects to seek rehearing of the Texas Commission's rulings once they have been reduced to a final written order, and, to the extent sufficient relief is not obtained through rehearing, to contest certain of the Texas Commission's rulings through appeals to Texas state courts. The Company and CEHE believe that significant aspects of the decisions made to date by the Texas Commission are contrary to both the statute by which the legislature restructured the electric industry in Texas and the regulations and orders the Texas Commission has issued in implementing that statute. Although the Company and CEHE believe they have meritorious arguments, no prediction can be made as to the ultimate outcome of rehearings or appeals.


           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify our forward-looking statements by the words "could," "will," "intend," "expect" or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results.

         The timing and the outcome of the true-up proceeding and any legal proceedings related thereto could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2004                  CENTERPOINT ENERGY, INC.



                                           By: /s/ James S. Brian
                                               ---------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2004                  CENTERPOINT ENERGY HOUSTON
                                           ELECTRIC, LLC



                                           By: /s/ James S. Brian
                                               ---------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer